Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gergely Toth, the Chief Executive Officer of Cantabio Pharmaceuticals Inc. (the “Company”) hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge, the Report on Form 10-Q of Cantabio Pharmaceuticals Inc., for the quarterly period ended September 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cantabio Pharmaceuticals Inc.

Date:  November [--], 2017

/s/Gergely Toth
By: Gergely Toth
Chief Executive Officer